UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700	15219
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(412) 454-2200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $0.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 22, 2020, WESCO International, Inc., a Delaware corporation (“WESCO”), completed its previously announced acquisition of Anixter International Inc., a Delaware corporation (“Anixter”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of January 10, 2020 (the “Merger Agreement”), by and among Anixter, WESCO and Warrior Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of WESCO (“Merger Sub”), Merger Sub was merged with and into Anixter (the “Merger”), with Anixter surviving the Merger and continuing as a wholly owned subsidiary of WESCO.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $1.00 per share, of Anixter (the “Anixter Common Stock”) (subject to limited exceptions, including shares with respect to which dissenters’ rights have been validly exercised in accordance with Delaware law) was converted into the right to receive (i) $72.82 in cash, without interest, after giving effect to certain adjustments set forth in the Merger Agreement (the “Cash Consideration”), (ii) 0.2397 shares of common stock of WESCO (the “Common Stock Consideration”), par value $0.01 per share (the “WESCO Common Stock”) and (iii) 0.6356 depositary shares (the “Preferred Stock Consideration”), each representing a 1/1,000th interest in a share of newly issued fixed-rate reset cumulative perpetual preferred stock of WESCO, Series A, with a $25,000 stated amount per whole preferred share and an initial dividend rate equal to 10.625% (the “WESCO Series A Preferred Stock” and, collectively with the Cash Consideration and the Common Stock Consideration, the “Merger Consideration”).

No fractional shares of WESCO Common Stock or fractional depositary shares representing an interest in the WESCO Series A Preferred Stock will be issued in connection with the Merger. Each holder of Anixter Common Stock who would otherwise have been entitled to receive a fraction of a share of WESCO Common Stock or a fraction of a depositary share representing an interest in the WESCO Series A Preferred Stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional share in accordance with the terms of the Merger Agreement.

The WESCO Series A Preferred Stock will have the designation and number of shares, and the relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of such series, as set forth in the Certificate of Designations filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. In addition, the depositary shares representing an interest in the WESCO Series A Preferred Stock will have the relative powers, preferences, rights, qualifications, limitations and restrictions as set forth in the Deposit Agreement attached as Exhibit 4.2 to the Registration Statement on Form 8-A filed by WESCO with the U.S. Securities and Exchange Commission (the “SEC”) on June 19, 2020 (the “Form 8-A”).

Approximately 8,150,228 shares of WESCO Common Stock and 21,611,534 depositary shares representing an interest in the WESCO Series A Preferred Stock were issued in connection with the Merger, and approximately $2,476 million in cash has been deposited with the exchange agent in connection with the Merger, for payment to Anixter stockholders. The issuance of shares of WESCO Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-4 (File No. 333-236307) filed by WESCO with the SEC and declared effective on March 11, 2020 (the “Form S-4”). The joint proxy statement/prospectus included in the Form S-4 contains additional information about the Merger Agreement and the Merger. The issuance of depositary shares representing an interest in the WESCO Series A Preferred Stock in connection with the Merger was registered under the Securities Act pursuant to the Form 8-A.

Pursuant to the Merger Agreement, immediately prior to the Effective Time, each outstanding in-the-money Anixter stock option and each outstanding Anixter restricted stock unit award granted prior to January 10, 2020, became fully vested (in the case of any performance-based restricted stock unit award, with the level of achievement of performance-based vesting criteria measured in accordance with the terms of the applicable award agreement) and was cancelled in exchange for the right to receive, in consideration of and in full settlement thereof, in respect of each share of Anixter Common Stock underlying such award, a cash payment (without interest) equal to the value of the Merger Consideration (equal to the sum of $72.82, plus the value of 0.2397 shares of common stock of WESCO determined based on a specified volume weighted average trading price, plus $15.89 in respect of the Preferred Stock Consideration, in each case, subject to certain adjustments specified in the Merger Agreement), less the applicable per share exercise price in the case of an Anixter stock option. Outstanding out-of-the-money Anixter stock options were cancelled at the Effective Time for no consideration. At the Effective Time, each outstanding Anixter restricted stock unit award granted on or after January 10, 2020 was converted into a cash-settled WESCO phantom stock unit award.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Anixter with the SEC on January 13, 2020 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 1.01.           Entry into a Material Definitive Agreement.

The information set forth in the Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.           Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amended and Restated Asset-Based Revolving Credit Facility

On June 22, 2020, WESCO, WESCO Distribution, Inc. (“WESCO Distribution”) and certain other subsidiaries of WESCO entered into a US$1,100 million revolving credit facility (the “Revolving Credit Facility”), as a replacement of WESCO Distribution’s existing revolving credit facility, pursuant to the terms and conditions of a Fourth Amended and Restated Credit Agreement, dated as of June 22, 2020 (the “Credit Agreement”), among WESCO Distribution, the other U.S. borrowers party thereto (collectively, the “U.S. Borrowers”), WESCO Distribution Canada LP (“WESCO Canada”), the other Canadian borrowers party thereto (collectively, the “Canadian Borrowers”), WESCO, the lenders party thereto and Barclays Bank PLC, as the administrative agent. The Revolving Credit Facility contains a letter of credit sub-facility of up to US$175 million and contains an accordion feature allowing WESCO Distribution to request increases to the borrowing commitments under the Revolving Credit Facility of up to US$500 million in the aggregate, subject to customary conditions. The Revolving Credit Facility replaces WESCO Distribution’s existing revolving credit facility entered into on September 26, 2019. The Revolving Credit Facility matures in June 2025.

The obligations of WESCO Distribution and the other U.S. Borrowers under the Revolving Credit Facility have been guaranteed by WESCO and certain of WESCO Distribution’s subsidiaries (including certain subsidiaries of Anxiter Inc.). The obligations of WESCO Canada and the other Canadian Borrowers under the Revolving Credit Facility (including certain subsidiaries of Anxiter Inc.) have been guaranteed by certain subsidiaries of WESCO Canada and the other Canadian Borrowers. The Revolving Credit Facility is collateralized by (i) substantially all assets of WESCO Distribution, the other U.S. Borrowers and certain of WESCO Distribution’s subsidiaries (including certain subsidiaries of Anxiter Inc.), other than, among other things, real property and accounts receivable sold or intended to be sold pursuant to WESCO Distribution’s accounts receivable securitization facility (the “Receivables Facility”), and (ii) substantially all assets of WESCO Canada, the other Canadian Borrowers and certain of WESCO Canada’s subsidiaries, other than, among other things, real property, in each case, subject to customary exceptions and limitations. The applicable interest rate for borrowings under the Revolving Credit Facility includes interest rate spreads based on available borrowing capacity that range between 1.25% and 1.50% for LIBOR-based borrowings and 0.25% and 0.50% for prime rate-based borrowings.

The Credit Agreement requires compliance with conditions precedent that must be satisfied prior to any borrowing as well as ongoing compliance with certain customary affirmative and negative covenants. The Credit Agreement contains customary events of default. In addition, WESCO will be subject to a limit on the ratio of the amount of WESCO’s consolidated EBITDA to WESCO’s fixed charges if certain excess availability thresholds are not satisfied or certain events of default exist. Upon the occurrence and during the continuance of an event of default, the commitments of the lenders may be terminated, and all outstanding obligations of the loan parties under the Revolving Credit Facility may be declared immediately due and payable.

Certain of the lenders under the Credit Agreement have in the past provided, are currently providing and may in the future provide advisory and lending services to, or engage in transactions with, WESCO and its subsidiaries or affiliates (including through certain subsidiaries or affiliates of such lenders). The lenders have received, and may in the future receive, customary compensation from WESCO and its subsidiaries or affiliates for such services and in respect of such transactions.

The foregoing is a summary of the material terms and conditions of the Credit Agreement and not a complete discussion of the document.

Amended and Restated Accounts Receivable Securitization Facility

On June 22, 2020, WESCO Distribution amended its Receivables Facility pursuant to the terms and conditions of a Fifth Amended and Restated Receivables Purchase Agreement, dated as of June 22, 2020 (the “Receivables Purchase Agreement”), by and among WESCO Receivables Corp. (“WESCO Receivables”), WESCO Distribution, the various purchaser groups from time to time party thereto and PNC Bank, National Association, as Administrator. The Receivables Purchase Agreement amends and restates the amended and restated receivables purchase agreement entered into on September 24, 2015 (the “Existing Receivables Purchase Agreement”).

The Receivables Purchase Agreement, among other things, increases the purchase limit under the Existing Receivables Purchase Agreement from $600 million to $1,025 million, with the opportunity to exercise an accordion feature which permits increases in the purchase limit to $1,400 million, extends the term of the Receivables Facility to June 22, 2023 and adds and amends certain defined terms. The interest rate spread of the Receivables Facility increases from 0.95% to 1.20%. The commitment fee of the Receivables Facility remains 0.45%.

Certain of the purchasers under the Receivables Purchase Agreement have in the past provided, are currently providing and may in the future provide advisory and lending services to, or engage in transactions with, WESCO and its subsidiaries or affiliates (including through certain subsidiaries or affiliates of such agents and lenders). The purchasers have received, and may in the future receive, customary compensation from WESCO and its subsidiaries or affiliates for such services and in respect of such transactions.

The foregoing is a summary of the material terms and conditions of the Receivables Purchase Agreement and not a complete discussion of the document.

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth in the Introductory Note, on June 22, 2020, WESCO filed a Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the WESCO Series A Preferred Stock. The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The joint proxy statement/prospectus included in the Form S-4 contains additional information about the preferences, limitations and relative rights of the WESCO Series A Preferred Stock.

Item 8.01.           Other Events.

On June 22, 2020, WESCO issued a press release to announce the closing of the Merger.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01            Financial Statements and Exhibits.

Financial Statement of Businesses Acquired and Pro Forma Financial Information

The audited financial statements required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed combined financial statements and notes related thereto required by Item 9.01(b) of Form 8-K, are not included in this Current Report on Form 8-K. The financial statements and pro forma condensed combined financial statements will be filed by an amendment to this Current Report on Form 8-K within the time period specified in the instructions to Item 9.01 of Form 8-K.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 10, 2020, by and among Anixter International Inc., WESCO International, Inc. and Warrior Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on January 13, 2020).

3.1	Certificate of Designations with respect to the Series A Preferred Stock, dated June 22, 2020.
4.1
Deposit Agreement, dated as of June 19, 2020, among the Company, Computershare Inc. and Computershare Trust Company, N.A., jointly as the Depositary, and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A filed on June 19, 2020).

4.2	Form of Depositary Receipt (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form 8-A filed on June 19, 2020).
99.1	Press Release, dated June 22, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between WESCO and Anixter, including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company’s plans, objectives, expectations and intentions, statements that address the combined company’s expected future business and financial performance, and other statements identified by words such as “anticipate,” “plan,” “believe,” “estimate,” “intend,” “expect,” “project,” “will” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO’s management, as well as assumptions made by, and information currently available to, WESCO’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO’s and WESCO’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation or post-closing regulatory action relating to the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, the risk that problems may arise in successfully integrating the businesses of the companies or that the combined company could be required to divest one or more businesses, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company’s business, results of operations and financial conditions, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company’s control. Additional factors that could cause results to differ materially from those described above can be found in WESCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and WESCO’s other reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

June 22, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer